UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2009

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South
Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 28, 2009, Four Oaks Fincorp, Inc. (OTCBB: FOFN) (the “Corporation”) issued a press release announcing reported financial results for the first quarter ended March 31, 2009.  The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General  Instruction B.2 of  Current  Report on Form 8-K, the information in this Item 2.02, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended, or otherwise subject  to the liability of that section.  Furthermore, the information in this Item 2.02, including the press release attached as Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Corporation under the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release issued on April 28, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

		By:	/s/ Ayden R. Lee, Jr.
Ayden R. Lee, Jr.
Chairman, President, and
Chief Executive Officer

Date:	April 28, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on April 28, 2009